TIFF Investment Program (“TIP”)

Supplement dated September 27, 2019

to the TIP Prospectus dated April 30, 2019, as Supplemented June 26, 2019

This supplement provides new and additional information to the TIP prospectus dated April 30, 2019, as supplemented June 26, 2019.

On September 25, 2019, the Board of Trustees of TIP (“Board”) approved a money manager agreement between TIP and Keel Capital AB (“Keel”), a new money manager managing assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”). The new money manager agreement is expected to be effective October 1, 2019.

The following paragraph is added under the heading “Money Managers and Their Strategies” on page 13 of the prospectus, after the description of Hosking Partners LLP:

Keel Capital AB invests primarily in equity securities in the Nordic markets (Sweden, Norway Finland and Denmark). Keel utilizes a deep fundamental research approach, supported by proprietary screening tools and models, with a strong focus on quality companies with an investment horizon of 3-5 years.  Keel’s investment strategy utilizes short selling, and Keel may have gross exposure of up to 310% of net assets (long exposure of up to 160% of net assets and short exposure of up to 150% of net assets). Actual long and short exposures will vary according to market conditions.

The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 25 of the prospectus, after the description of Hosking Partners LLP:

Keel Capital AB (Gamla Brogatan 34, 111 20 Stockholm, Sweden) is compensated in part based on assets and in part based on performance. The manager receives an asset-based fee of 1.3% per year on all assets comprising the portfolio and a performance-based fee of 20% of the portfolio’s capital appreciation, subject to a high-water mark, calculated over 12-month periods ending December 31. Fredrik Gutenbrant (CEO and Portfolio Manager) and Mathias Svensson (Portfolio Manager) co-founded Keel in 2009 and have been with the firm since that time. Keel is expected to begin managing assets for the fund in October 2019.

Please keep this supplement for future reference.